UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

                        Date of Report

                         October 27, 2004

                   COMPUDYNE CORPORATION
                   ---------------------
  (Exact name of registrant as specified in its charter)

                           NEVADA
                           ------
 (State or other jurisdiction of incorporation or organization)

        0-29798                             23-1408659
        -------                             ----------
 (Commission File Number)       (I.R.S. employer identification number)


    2530 Riva Road, Suite 201
    Annapolis, Maryland                                     21401
    -----------------                                     -----
(Address of principal executive office)                (Zip code)


         Registrant's telephone number, including area code
                           (410) 224-4415

                           7249 National Drive, Hanover, Md 21076
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

(c) CompuDyne Corporation (the "Company") today announced the appointment of Dan Crawford, age 57, to the position of President and CEO of the Company's Public Safety & Justice segment, pursuant to an Employment Agreement between Mr. Crawford and the Company dated October 4, 2004 (the "Employment Agreement"). Prior to joining the Company, Mr. Crawford was the Chairman, President and CEO of VisionAIR, Inc., a public safety solutions provider. Mr. Crawford was named President and CEO of VisionAIR in May of 2002 and Chairman in November of 2002. In June 2000 he became the President of Printrak. In November of 2000 Printrak was acquired by Motorola and Mr. Crawford's title was changed to President of Printrak, a Motorola Company. From October 1999 he was the VP of North American sales at Printrak, International, a software solutions provider until March 2000 when he was named The Executive Vice President.

     The Employment Agreement provides that Mr. Crawford shall be employed by the Company until December 31, 2006 at a base salary of $300,000 per year. Mr. Crawford shall also be entitled to receive certain incentive compensation and other benefits during the term of his employment including an initial grant of incentive stock options to purchase 100,000 shares of the Company's common stock as described in the Employment Agreement.

     The Employment Agreement also provides that Mr. Crawford will be restricted by confidentiality, non-competition and non-solicitation covenants for the duration of his employment by the Company and for a period of one year following termination. If Mr. Crawford's employment is terminated for cause or at his election, Mr. Crawford will be entitled to his salary and benefits through the last day of his employment and certain severance amounts determined by the term of his employment for the Company. In the event that Mr. Crawford's employment is terminated without cause, Mr. Crawford will be entitled to his salary and benefits for the remaining term of the Employment Agreement.

Item 9.01         Financial Statements and Exhibits.

Exhibit No.                          Description
-----------                          -----------

 99.1             Press release of the Company dated October 27, 2004.

SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: October 27, 2004



                               COMPUDYNE CORPORATION



                               By: /s/ Geoffrey F. Feidelberg
                                   --------------------------
                                    Geoffrey F. Feidelberg
                               Its: Chief Financial Officer